FLEXSHARES® TRUST

FLEXSHARES® MORNINGSTAR EMERGING MARKETS FACTOR TILT INDEX FUND

SUPPLEMENT DATED OCTOBER 31, 2013 TO

SUMMARY PROSPECTUS DATED MARCH 1, 2013

The paragraph under “Management” has been replaced with the following:

Investment Adviser and Portfolio Managers.  Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Jordan Dekhayser and Robert Anstine, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since inception of the Fund and October 2013, respectively.